Exhibit 99.3

July 16, 2013

To SHFL entertainment, Inc. (“SHFL”) Regulatory Agency Executives and Staff Members:

Today we mark a significant milestone as we announce our strategic decision to combine our business with Bally Technologies, Inc. (“Bally”), a diversified, global organization that designs, manufactures, distributes and operates innovative products and technology for the gaming industry. Earlier this morning, we announced that our two companies have entered into a definitive agreement and plan of merger with the unanimous approval by both companies’ Boards of Directors. A copy of the press release announcing this transaction is included for your review.

Both companies focus on using innovation and technology to deliver exciting gaming experiences for players and greater profitability for casinos. To achieve this, we both specialize in creating compelling player content and bringing greater productivity to the casino floor, such as Bally’s robust content library for slot machines and successful systems business and SHFL’s proprietary table games and renowned card shuffler enterprise. We believe that this merger will create a larger company that will utilize the skills and expertise of our combined talented workforce and diverse product suite to generate meaningful new growth opportunities across the globe and for many years to come.

The compliance teams at SHFL and Bally commit to continue their long-standing practices of working closely with you during the process prior to the closing of this transaction and to keep you informed of our progress with respect to many items we will need to discuss and determine between our two companies over the transition period.

In addition to the necessary pre−approvals by our various gaming regulators, the closing of the acquisition will also be subject to normal antitrust review and other customary closing conditions, including the approval of our shareholders. Our Board of Directors unanimously approved the transaction and is recommending that our stockholders vote in favor of the transaction. Should the agreement be approved by our stockholders, upon the closing SHFL will become a wholly owned subsidiary of Bally and our stock will no longer be traded on the NASDAQ Exchange.

While SHFL and Bally have some different product offerings, we have many organizational elements in common and we serve many of the same customers. Most importantly, we are confident that we have a common vision to build the industry’s leading supplier company with long−term growth prospects based on delivering superior products and services to customers around the world. Each organization understands the importance of intellectual property in developing compelling content and each is highly focused on innovation and technology. Similarly, our companies both have unique iGaming offerings that create even more comprehensive solutions for our customers as this business continues to grow and evolve.

Together, we believe that the collectivity of our talent, technologies and intellectual property will open new doors to a future with state-of-the-art innovations that yield superior value for our customer around the world.

I am incredibly proud of our SHFL team and the progress we have made as a company over the last 30 years. Today’s announcement builds on our proud legacy and Bally’s many decades of industry leadership. Together we possess not only the know-how but also the vision to potentially revolutionize our industry.

As we embark on this exciting new chapter for SHFL, I am confident that this transaction will provide us with the opportunity to strengthen our relationships with you and combine our strengths to meaningfully contribute to this dynamic industry.

Respectfully,

/s/ Gavin Isaacs

Gavin Isaacs

Chief Executive Officer, SHFL entertainment

Forward Looking Statements

This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although we believe that the expectations reflected in our forward-looking statements are reasonable, any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, SHFL entertainment, Inc. (the “Company”) or its business or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the shareholders of the Company to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of the Company and Bally Technologies, Inc. (“Bally”) to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of the Company; (5) the ability of the Company to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by Bally to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K for the year ended October 31, 2012, and our more recent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company and Bally. The proposed transaction will be submitted to the shareholders of the Company for their consideration. In connection with the proposed transaction, the Company will prepare a proxy statement to be filed with the SEC. The Company and Bally also plan to file with the SEC other documents regarding the proposed transaction. THE COMPANY’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to the Company’s Investor Relations website page at http://ir.shfl.com or by contacting Investor Relations by mail to SHFL entertainment, Inc., Attn: Investor Relations, 1106 Palms Airport Drive, Las Vegas, NV 89119, or by phone at (702) 897-7150.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the meeting of shareholders that will be held to consider the proposed Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2013 Annual Meeting of Shareholders,

which was filed with the SEC on February 1, 2013. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.